General American Investors Company, Inc.
December 31, 2019
Form N-CEN, Attachment Item G.1.a.vi/ G.1.b.iv

Information called for By Item 405 of Regulation S-K

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company.

     Based solely on its review of such forms received by it, and amendments thereto,and written representations from certain reporting persons, the Company believes that during 2019 one Form 4 filing, consisting of one transaction, was filed 28 business days late for Mr. Altschul due to a late communication of the transaction.